SEGMENT INFORMATION OF OPERATING BUSINESSES

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

                                                Hair and                 Grocery               Cigars
                                                Luxury goods             & HBA
                                                 PROSET      CHANGE       B2B       CHANGE        B2C       CHANGE
9months ended 9/30/05
Revenue                                           $985,102    -69.67%  $45,523,173    29.60%    $1,439,198   -7.35%
Gross Profit                                       $32,310    -92.86%   $2,688,644    38.14%      $436,786    4.94%
SG&A                                              $212,016     -3.13%   $1,546,787    29.33%      $613,412   -8.78%
Operating Profit(loss)                           ($317,271)  -531.59%   $1,133,055    51.84%     ($292,282) -18.55%
Net Profit(loss)                                 ($372,743)  -247.15%     $168,651  1073.62%     ($301,148) -27.16%
Per Share                                           ($0.09)   -80.00%        $0.04   500.00%        ($0.08)  60.00%
Interest and financing expenses                    $51,981    -71.01%     $951,384    21.21%            $0  -100.00%
9months ended 9/30/04
Revenue                                         $3,248,172             $35,125,961              $1,553,374
Gross Profit                                      $452,435              $1,946,284                $416,240
SG&A                                              $218,858              $1,195,969                $672,480
Operating Profit(loss)                             $73,512                $746,236               ($358,846)
Net Profit(loss)                                 ($107,373)               ($17,322)              ($413,417)
Per Share                                           ($0.05)                 ($0.01)                 ($0.20)
Interest and financing expenses                   $179,303                $784,926                 $38,250
SEGMENT INFORMATION OF OPERATING BUSINESSES
3months ended  9/30/05
Revenue                                           $258,195    -82.15%  $16,342,845    39.30%      $521,589  -10.30%
Gross Profit                                        $2,016    -98.93%     $998,246     4.86%      $169,704    6.27%
SG&A                                               $75,902     -6.94%     $516,347    22.06%      $225,638   -2.07%
Operating Profit(loss)                           ($119,741)  -327.47%     $478,965    -9.02%      ($94,378) -17.68%
Net Profit(loss)                                 ($141,029)  -601.57%     $159,651   -34.09%      ($97,268) -29.27%
Per Share                                           ($0.03)  -300.00%        $0.04   -64.00%        ($0.02) -71.43%
Interest and financing expenses                    $18,597    -74.32%     $314,324     3.55%            $0  -100.00%
3months ended  9/30/04
Revenue                                         $1,446,351             $11,732,159                $581,485
Gross Profit                                      $187,557                $951,985                $159,688
SG&A                                               $81,561                $423,030                $230,407
Operating Profit(loss)                             $52,641                $526,448               ($114,641)
Net Profit(loss)                                  ($20,102)               $242,240               ($137,527)
Per Share                                            $0.00                   $0.11                  ($0.07)
Interest and financing expenses                    $72,411                $303,539                 $12,750

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SEGMENT INFORMATION OF OPERATING BUSINESSES
(continued)

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

                                                 Corporate                  TOTAL
                                                 OPERATING     CHANGE    CONSOLIDATED  CHANGE
9months ended 9/30/05
Revenue                                         $47,947,473      20.09%  $47,947,473    20.09%
Gross Profit                                     $3,157,740      12.18%   $3,157,740    12.18%
SG&A                                             $2,372,215      13.65%   $2,863,156    11.22%
Operating Profit(loss)                             $523,502      13.58%     ($76,387)   71.06%
Net Profit(loss)                                  ($505,240)     -6.11%  ($1,369,289)   -3.09%
Per Share                                            ($0.13)     50.00%       ($0.38)   41.54%
Interest and financing expenses                  $1,003,365       0.09%   $1,141,850     5.96%
9months ended 9/30/04
Revenue                                         $39,927,507              $39,927,507
Gross Profit                                     $2,814,959               $2,814,959
SG&A                                             $2,087,307               $2,574,215
Operating Profit(loss)                             $460,902                ($263,958)
Net Profit(loss)                                  ($538,112)             ($1,328,212)
Per Share                                            ($0.26)                  ($0.65)
Interest and financing expenses                  $1,002,479               $1,077,614
SEGMENT INFORMATION OF OPERATING BUSINESSES
3months ended  9/30/05
Revenue                                         $17,122,629      24.44%  $17,122,629    24.44%
Gross Profit                                     $1,169,966      -9.95%   $1,169,966    -9.95%
SG&A                                               $817,887      11.28%   $1,019,483    16.48%
Operating Profit(loss)                             $264,846     -42.98%      $26,924    89.81%
Net Profit(loss)                                   ($78,646)   -192.95%    ($396,272) -132.79%
Per Share                                            ($0.01)   -125.77%       ($0.09)  -15.26%
Interest and financing expenses                    $332,921     -14.35%     $395,438    -7.58%
3months ended  9/30/04
Revenue                                         $13,759,995              $13,759,995
Gross Profit                                     $1,299,230               $1,299,230
SG&A                                               $734,998                 $875,235
Operating Profit(loss)                             $464,448                 $264,256
Net Profit(loss)                                    $84,611                ($170,230)
Per Share                                             $0.04                   ($0.08)
Interest and financing expenses                    $388,700                 $427,848

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